E.I.I. Realty Securities Trust

E.I.I. Global Property Fund

E.I.I. International Property Fund

E.I.I. Realty Securities Fund

Institutional Shares

Investment Prospectus & Application

888-323-8912

E.I.I. Realty Securities Fund
E.I.I. International Property Fund
E.I.I. Global Property Fund

Prospectus dated November 1, 2008

General Information (888) 323-8912

Table of Contents

E.I.I. Global Property Fund — Risk/Return Summary	1
E.I.I. Global Property Fund — Fund Expenses	3
E.I.I. International Property Fund — Risk/Return Summary	4
E.I.I. International Property Fund — Fund Expenses	7
E.I.I. Realty Securities Fund — Risk/Return Summary	9
E.I.I. Realty Securities Fund — Fund Expenses	11
Principal Strategies and Related Risks	13
Portfolio Management and Fund Operations	19
Securities in which the Funds Invest	20
Investing in the Funds	21
Dividends, Distributions and Taxes	25
Additional Information	26
Other Information about the Funds	26
Other Securities and Investment Practices	27
Financial Highlights	29

This Prospectus sets forth information you should consider before investing in the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”), or the E.I.I. Global Property Fund (the “Global Fund”) (each, a “Fund” and collectively, the “Funds”).  Each Fund is a non-diversified series of the E.I.I. Realty Securities Trust (the “Trust”), which is an open-end managed investment company commonly known as a “mutual fund.”  E.I.I. Realty Securities, Inc. (“E.I.I.” or the “Adviser”) serves as each Fund’s investment adviser.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds’ securities or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

Global Fund — Risk/Return Summary

Investment Objective
The investment objective of the Global Fund is total return through investing in real estate securities globally.

Principal Strategies
The Global Fund seeks to achieve its investment objective by investing in primarily equity and potentially debt securities of U.S. and non- U.S. companies whose business is to own, operate, develop and manage real estate.  Under normal market circumstances, the Fund will invest at least 80% of its net assets in the equity or convertible securities of U.S. and non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  For purposes of this policy, “net assets” includes, but is not limited to any borrowings for investment purposes.  In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends.  “Principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

Under normal market conditions, the Global Fund will invest at least 40% of its total assets in securities of companies domiciled outside the U.S. and will invest from 20% to 60% of its total assets in U.S.-domiciled companies.  These guidelines may be waived for short-term defensive purposes.

Debt securities acquired by the Fund will be investment grade, rated by a rating agency such as Standard & Poor’s or any other recognized rating agency that the Adviser approves for this purpose.  Under normal market conditions, the Fund’s investments primarily will consist of:

•	Income producing real estate securities (including equity, mortgage, preferred stock and hybrid REITs);
•	Real estate operating companies (“REOCs”);
•	Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and
•	Real estate related fixed-income securities (such as convertible debentures and unsecured debentures).

By investing in the major global property markets (including those in emerging market countries), the Global Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide.  In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities.  Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk.  This is especially important given the global orientation of the Global Fund.  The Adviser will closely monitor the Fund’s exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

Since the Global Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Fund’s expenses.  The Adviser will monitor the Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

E.I.I.’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies.

Principal Investment Risks
Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

The Global Fund’s investments are subject to market fluctuations and other risks inherent in investing.  The value of the shares and income from investments can decline as well as rise and an investor may not get back the amount originally invested.

Changes in exchange rates between currencies or the conversion from one currency to another may also cause the value of the investments to diminish or increase.  Changes in interest rates may affect both the yield and value of investments.  The difference at any one time between the sale and repurchase price of any investment means that the investment should be viewed as medium to long-term.

The Global Fund is non-diversified.  As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.  Because each investment has a greater effect on the Fund’s performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Global Fund will earn income or show a positive total return over time.  The Fund’s price, yield and total return will fluctuate.  You may lose money if the Fund’s investments do not perform well.

Investing in the securities of issuers located in emerging market countries involves additional risks, including:

•
Currency depreciation.  The Global Fund’s assets may be invested in securities that are denominated in currencies other than the U.S. dollar, and any income or capital gains received by the Fund from those investments or their sale will be received in those currencies.  Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar.  Some emerging market country currencies may continue to fall in value against the U.S. dollar.

•
Country risk.  The value of the Global Fund’s assets may be affected by uncertainties within each individual emerging market country in which it invests, such as changes in government policies, industry nationalization, taxation, currency repatriation restrictions and other developments in the law or regulations of these countries and, in particular, by changes in legislation relating to the level of foreign ownership in companies.

•
Stockmarket practices.  Many stockmarkets in emerging market countries are undergoing a period of rapid growth and are less regulated than many of the developed country stockmarkets.  In addition, market practices relating to settlement of securities transactions and custody of assets in emerging market countries can pose increased risk to the Global Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund’s net asset value per share (“NAV”)).  Emerging market country stockmarkets, in general, are less liquid than those of developed countries.  Purchases and sales of investments may take longer than would otherwise be expected on developed stockmarkets and transactions may need to be conducted at unfavorable prices.

•
Information quality.  Accounting, auditing and financing reporting standards, practices and disclosure requirements applicable to some companies in emerging market countries may differ from those applicable in developed countries in that less information is available to investors and such information may be out of date or carry a lower level of assurance.

Investor Profile
The Global Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	seek a fund that may perform differently than other types of equity or bond funds;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their investment portfolio a fund that invests primarily in companies operating in the global real estate industry.

An investment in the Global Fund may not be appropriate for all investors.  The Fund is not intended to be a complete investment program.  An investment in the Fund should be a long-term investment, and the Fund is not intended to be used as a short-term trading vehicle.

Fund Performance

As the Global Fund is new, it has no performance history.  A discussion of the performance of an offshore separate account that the Adviser manages in a similar manner as the Fund is included in this Prospectus under the heading “Portfolio Management and Fund Operations — Performance of a Comparably-Managed Offshore Account.”  This account is a separate and distinct portfolio and its performance is not indicative of past or future performance of the Fund.

 Global Fund — Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Global Fund:

Shareholder Fees
(fees paid directly from your investment as a percentage of the offering price)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Deferred Sales Charge	None
Redemption Fees	1.50%*
Exchange Fees	None
Maximum Account Fee	None

* Imposed on shares redeemed within 90 days of purchase.  See “How to Redeem Shares” for more information.

You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets as a percentage of average daily net assets)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses *	0.15%
Total Fund Operating Expenses **	1.05%

*         Other expenses are based on estimated amounts for the current fiscal year.

**         Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Global Fund to the extent necessary to limit the total annual expenses of the Fund’s Institutional class shares to not more than 1.00% of those shares’ average daily net assets.  To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.00% expense limitation stated above.  The Adviser may terminate this voluntary arrangement at any time.

Example
This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$102	$329

International Property Fund — Risk/Return Summary

Investment Objective
The International Fund’s investment objective is to provide current income and long term capital gains.

Principal Strategies
The International Fund seeks to achieve its investment objective by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.  Under normal market circumstances, the Fund will invest at least 80% of its net assets in the equity or debt securities of non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  For purposes of this policy, “net assets” includes, but is not limited to any borrowings for investment purposes.  In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends.  “Principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

International property companies may include hotel and gaming companies, retailers, theatre companies, supermarket chains, developers and mortgage companies.  Debt securities acquired by the Fund will be investment grade, rated by a rating agency such as Standard & Poor’s or any other recognized rating agency that E.I.I. approves for this purpose.  Under normal market conditions, the Fund’s investments primarily will consist of:

•	Income producing real estate securities (including equity, mortgage, preferred stock and hybrid REITs);
•	Real estate operating companies (“REOCs”);
•	Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and
•	Real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage-backed securities).

By investing in the major international property markets outside the U.S. (including those in emerging market countries), the International Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide.  In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities.  Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk.  This is especially important given the international orientation of the International Fund.  The Adviser will closely monitor the Fund’s exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

In order to attempt to meet the International Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity.  Since the Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Fund’s expenses.  The Adviser will monitor the Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

E.I.I.’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team.

Principal Investment Risks
The International Fund will invest primarily in issuers whose activities are real estate-related.  Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

The International Fund’s investments are subject to market fluctuations and other risks inherent in investing.  The value of the shares and income from investments can decline as well as rise and an investor may not get back the amount originally invested.

Changes in exchange rates between currencies or the conversion from one currency to another may also cause the value of the investments to diminish or increase.  Changes in interest rates may affect both the yield and value of investments.  The difference at any one time between the sale and repurchase price of any investment means that the investment should be viewed as medium to long-term.

The International Fund’s investment in mortgage-backed securities is subject to prepayment risk.  Because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

The International Fund is non-diversified.  As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.  Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the International Fund will earn income or show a positive total return over time.  The Fund’s price, yield and total return will fluctuate.  You may lose money if the Fund’s investments do not perform well.

Investing in the securities of issuers located in emerging market countries involves additional risks, including:

•
Currency depreciation.  The International Fund’s assets may be invested in securities that are denominated in currencies other than the U.S. dollar, and any income or capital gains received by the Fund from those investments or their sale will be received in those currencies.  Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar.  Some emerging market country currencies may continue to fall in value against the U.S. dollar.

•
Country risk.  The value of the International Fund’s assets may be affected by uncertainties within each individual emerging market country in which it invests, such as changes in government policies, industry nationalization, taxation, currency repatriation restrictions and other developments in the law or regulations of these countries and, in particular, by changes in legislation relating to the level of foreign ownership in companies.

•
Stockmarket practices.  Many stockmarkets in emerging market countries are undergoing a period of rapid growth and are less regulated than many of the developed country stockmarkets.  In addition, market practices relating to settlement of securities transactions and custody of assets in emerging market countries can pose increased risk to the International Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund’s net asset value per share (“NAV”)).  Emerging market country stockmarkets, in general, are less liquid than those of developed countries.  Purchases and sales of investments may take longer than would otherwise be expected on developed stockmarkets and transactions may need to be conducted at unfavorable prices.

•
Information quality.  Accounting, auditing and financing reporting standards, practices and disclosure requirements applicable to some companies in emerging market countries may differ from those applicable in developed countries in that less information is available to investors and such information may be out of date or carry a lower level of assurance.

Investor Profile
The International Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the international real estate industry.

An investment in the International Fund may not be appropriate for all investors.  The Fund is not intended to be a complete investment program.  An investment in the Fund should be a long-term investment and the Fund is not intended to be used as a trading vehicle.

Fund Performance
The bar chart and the table below show how the International Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with three indices that are broad measures of market performance.  Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund.  How the Fund has performed in the past does not necessarily show how it will perform in the future.

* The best calendar quarter return during the period shown above was 19.77% in the fourth quarter of 2006; the worst calendar quarter was -11.41% in the fourth quarter of 2007.  The International Property Fund’s total return for 2008, is -36.62% as of September 30, 2008.

Average Annual Return
(for the Periods Ended December 31, 2007)

	One Year	Since Inception(1)

E.I.I. International Property Fund before taxes	-7.12%	26.54%

E.I.I. International Property Fund after taxes on distributions (2)	-7.75%	25.75%

E.I.I. International Property Fund after taxes on distributions and sale of shares (2)	-4.42%	22.98%

FTSE EPRA/NAREIT Global Ex-U.S. Index	-0.88%	25.23%

(1) Inception date was July 1, 2004.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns are historical and include change in share price and reinvestment of dividends and capital gains.  Past performance does not guarantee future results.  Investment performance fluctuates.  The International Fund’s shares, when redeemed, may be worth more or less than original cost.  The Fund’s performance takes into account all applicable fees and expenses.  The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

International Fund — Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the International Fund:

Shareholder Fees
(fees paid directly from your investment as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Deferred Sales Charge	None
Redemption Fees	1.50%*
Exchange Fees	None
Maximum Account Fee	None

* Imposed on shares redeemed within 90 days of purchase.  See “How to Redeem Shares” for more information.

You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets as a percentage of average daily net assets)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.11%
Total Fund Operating Expenses *	1.01%

*Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the International Fund to the extent necessary to limit the total annual expenses of the Fund’s Institutional class shares to not more than 1.00% of those shares’ average daily net assets.  To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.00% expense limitation stated above.  The Adviser may terminate this voluntary arrangement at any time.

Example
This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$321	$557	$1,235

Domestic Fund — Risk/Return Summary

Investment Objective
The Domestic Fund’s investment objective is to provide the diversification and total return potential of investments in real estate.  The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Investment Strategies
The Domestic Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate.  Under normal market circumstances, the Fund will invest at least 80% of its assets in the securities of companies in the real estate industry, (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  Twenty percent (20%) of the Fund’s total assets may be invested in securities of foreign real estate companies.  In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends.

The analyst team at E.I.I. analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment.  Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace.  Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital.  Portfolio managers and analysts comprise an investment committee that selects companies for investment.

Investment Risks
The Domestic Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities.  You may lose money by investing in this Fund if any of the following occur:
•	Domestic and foreign stock markets or real estate markets go down;
•	there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
•	one or more stocks in the Fund’s portfolio do not perform as well as expected;
•	there are changes in interest rates;
•	there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
•	there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants;
•	certain economic, political or regulatory occurrences affecting the real estate industry.

The Domestic Fund is non-diversified.  As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.  Because each investment has a greater effect on the Fund’s performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Domestic Fund will earn income or show a positive total return over time.  The Fund’s price, yield and total return will fluctuate.  You may lose money if the Fund’s investments do not perform well.

Investor Profile
The Domestic Fund may be appropriate for investors who:
•	seek to grow capital over the long term
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry
•	can withstand volatility in the value of their shares of the Fund
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Domestic Fund may not be appropriate for all investors.  The Fund is not intended to be a complete investment program.  An investment in the Fund should be a long-term investment and the Fund is not intended to be used as a trading vehicle.

Fund Performance
The bar chart and the table below show how the Domestic Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with two indices that are broad measures of market performance.  Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund.  How the Fund has performed in the past does not necessarily show how it will perform in the future.

* The best calendar quarter return during the period shown above was 16.21% in the fourth quarter of 2004; the worst calendar quarter was -11.44% in the fourth quarter of 2007.  The Domestic Fund’s total return for 2008 is 1.27% as of September 30, 2008.

Average Annual Return
(for the Periods Ended December 31, 2007)

	One Year	Five Years	Since Inception(1)

E.I.I. Realty Securities Fund before taxes	-14.88%	18.16%	11.71%

E.I.I. Realty Securities Fund after taxes on distributions (2)	-19.14%	12.39%	7.75%

E.I.I. Realty Securities Fund after taxes on distributions and sale of shares (2)	-5.77%	14.99%	9.09%

NAREIT Equity Index	-15.69%	18.17%	11.88%

Wilshire Real Estate Securities Index	-17.87%	18.66%	12.24%

(1) Inception date was June 11, 1998.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns are historical and include change in share price and reinvestment of dividends and capital gains.  Past performance does not guarantee future results.  Investment performance fluctuates.  The Domestic Fund’s shares, when redeemed, may be worth more or less than original cost.  The Fund’s performance takes into account all applicable fees and expenses.  The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

E.I.I. Realty Securities Fund — Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Domestic Fund:

Shareholder Fees
(fees paid directly from your investment as a percentage of the offering price)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Deferred Sales Charge	None
Redemption Fees	None
Exchange Fees	None
Maximum Account Fee	None

You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets as a percentage of average daily net assets)
Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	0.00%
Other Expenses	0.37%
Total Fund Operating Expenses *	1.27%

*Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Domestic Fund to the extent necessary to keep the annual expenses of the Fund’s Institutional Class shares to not more than 0.80% of those shares’ average daily net assets.  To the extent that the Adviser waives investment advisory fees and/or absorbs expenses of the Fund, it may seek payment of a portion of or all such amounts waived or absorbed at any time within three fiscal years after the fiscal year in which such fees were waived or absorbed, subject to the 0.80% expense limitation stated above.  The Adviser may terminate this voluntary arrangement at any time.

Example
This Example is intended to help you compare the cost of investing in the Domestic Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Domestic Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Domestic Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$356	$652	$1,493

Principal Strategies and Related Risks

Principal Investment Strategies
Each Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate.  Typically, an investment in commercial real estate provides returns, customarily in the form of yield, and additional appreciation potential, which means that the price of the investment increases over time.  Maintaining a component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations.  To pursue capital appreciation, each Fund will target companies with the highest risk-adjusted total return potential.

In addition, a Fund may invest in other securities, as described in the section entitled “Other Securities and Investment Practices.”

Investment Philosophy
E.I.I.’s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the global marketplace.  In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

•	Experienced, dedicated management teams are in place, which have significant inside ownership of shares, have capital markets expertise, and have a pro-shareholder orientation.
•	The companies have long-term strategies, which position them for sustainable cash flow growth.
•	The balance sheets of the individual companies are positioned to enable significant growth.

Global Fund

The Adviser will employ its, and its affiliates’ extensive global real estate experience in a value-oriented approach to maximizing risk-adjusted returns.  The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies.

The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach.  The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects.  Prior to investing in any company, the portfolio managers will have met with company executives to assess firsthand the investment opportunity.  This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends.  The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply.  The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and our collective market contacts.

Companies are placed through a series of preliminary liquidity screens in order to determine which of them are likely to provide the most attractive investment opportunities.  The Adviser will use company models to further refine the analysis.  The key components of the Adviser’s models are both quantitative and subjective.  The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business.  Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to these asset-intensive companies.  Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value.  As many companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market.  Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus.  This is where the Adviser’s real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the portfolio managers of the Adviser for final approval.  As part of the approval process, both buy and sell target prices and/or valuation targets are set for each investment.  The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of the portfolio managers.  Once the sell target price has been reached, the position must be re-evaluated in order to determine whether to adjust the target price, reduce it or sell.

The Global Fund will invest primarily in companies located in the United States, Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom.  It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa.  The Fund will also invest in Asia, primarily Japan, Hong Kong, Singapore and Australia.  The Fund will not participate in currency hedging or private placements.  The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The Global Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries.  For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of less than $10,000 and such other criteria as the Adviser may deem relevant.

The Global Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Global Index.  The Fund generally will hold a minimum of 30 stocks within the portfolio, but will typically average between 50 to 60 stocks.

The Global Fund will invest 100% of its holdings in debt or equity securities of publicly listed companies.

No single country will exceed 30% of the Global Fund’s portfolio (with the exception of the United States and United Kingdom, either of which can represent over 50% of the Fund’s total assets).

International Fund

The Adviser will employ its, and its affiliates’ extensive international real estate experience in a value-oriented approach to maximizing risk-adjusted returns.  The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies.  Unlike industrial sectors, the property sector cannot easily adjust to changes in market conditions.  Properties take time to develop and either sell or lease, and once a project has begun, it is difficult to stop.  Rents and property values also take time to adjust, and this economic friction can lead to market pricing inefficiencies, which, in the opinion of the Adviser, should provide the Fund with investment opportunities.

The investment process results from the Adviser’s experience in the real estate and international financial markets and involves a highly disciplined, value-oriented approach.  The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects.  Prior to investing in any market, the International Fund’s portfolio managers will have met with key government and company executives to assess firsthand the investment opportunity.  This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends.  The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply.  The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and market contacts.

After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.  The key components of the Adviser’s models are both quantitative and subjective.  The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business.  Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to such asset-intensive companies.  Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value.  As many of these companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market.  Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus.  This is where the Adviser’s real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions.  Once the valuations are confirmed, the investment is reviewed by the senior management of the Adviser for final approval.  As part of the approval process, both buy and sell target prices are set for each investment.  The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of senior management of the Adviser.  Once the sell target price has been reached, the position must be sold or a new target price set.

The International Fund will invest primarily in companies located in Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom and may also invest in the emerging markets of Europe.  The Fund will also invest in Asia, primarily Japan, Hong Kong, Singapore and Australia.  The Fund will not participate in currency hedging or private placements.  The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The International Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries.  For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of no more than $10,000 and such other criteria as the Adviser may deem relevant.

The International Fund seeks to exceed the performance of its benchmark, the European Public Real Estate Association (EPRA) Europe Index 60% and Asia Index 40%.  The benchmark is customized by regional allocation to more closely reflect our philosophy regarding the country allocation within the portfolio.

The International Fund generally will hold on average, 30 to 35 stocks, but at times may go as high as 50 stocks, as market conditions warrant.

The International Fund will invest 100% of its holdings in debt or equity securities of publicly listed companies.

The International Fund will be limited to investing no more than three times a country’s weight in the Index, although the Adviser may, in its discretion, exceed this limitation in order to maintain a meaningful position in a particular security.  No single country will exceed 30% of the Fund’s portfolio (with the exception of the United Kingdom, which can represent over 50% of the Index).

Domestic Fund

The Domestic Fund seeks to achieve its objectives by investing in companies that own, operate, develop and manage real estate.  Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time.  As such, a critical objective of the Fund is to achieve total returns, which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations.  To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential.  The Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) that are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  “Principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets is invested in real estate.

Under normal market conditions, the Domestic Fund will invest substantially all of its assets in:

•	Income producing real estate securities (including equity, mortgage, and hybrid REITs)
•	Real Estate Operating Companies (“REOCs”)
•	Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies
•	Real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage backed securities)

The Domestic Fund also may invest:

•	Up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities

The Domestic Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

General

E.I.I.’s Investment Teams are composed of portfolio managers as well as analysts and strategists.

Global Investment Team Decision Process:
E.I.I.’s Investment Team analyzes global and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties.  In addition, the Investment team makes assessments of the economic environment and securitization trends, and then derives an investment strategy formulated to take advantage of perceived opportunities.

Global Analyst Team Decision Process:
E.I.I.’s analyst team tracks a universe of more than 400 individual companies globally that is considered for potential investment.  Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns.  E.I.I.’s global analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:
•	Management strength;
•	Business strategy;
•	Financial strength; and
•	Competitive advantages within the marketplace.

Quantitative Analysis:
•	Cash flow and dividend growth prospects;
•	Risk-adjusted total return expectations using numerous methodologies;
•	Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
•	Balance sheet strength and relative cost of capital.

Integral parts of E.I.I.’s investment process include:
•	Performing individual property and market evaluations which are important to understanding the company’s portfolio;
•	Verifying that the company’s assets are consistent with management’s stated strategy;
•	Finding and reviewing any problems relating to the company’s properties;
•	Evaluating the company’s properties and their position in the markets; and
•	Assessing the quality of property management.

Diversification Requirements
The Securities and Exchange Commission (the “SEC”) and the Internal Revenue Service (the “IRS”) impose certain requirements with which all mutual funds must comply.  Each Fund monitors these limitations on an ongoing basis.  These diversification provisions and requirements are discussed further in the Fund’s Statement of Additional Information (“SAI”).
•
SEC Requirement: None of the Funds is “diversified” according to certain federal securities provisions regarding diversification of its assets.  As a non-diversified investment company, each Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

•
IRS Requirement: Each Fund intends to comply with certain federal tax requirements regarding the diversification of its assets.  Generally, under those requirements, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Risk Factors
Each Fund is designed for long-term investors who can weather changes in the value of their investment.  By itself, no Fund constitutes a complete investment plan.

The principal risks that you may assume as an investor in a Fund are described below.  Except where noted, these risks apply to all of the Funds.

The following risks are common to all mutual funds:

Market risk is the risk that the market value of a security will fluctuate depending on the supply and demand for that type of security.  As a result of this fluctuation, a security may be worth less than the price a Fund originally paid for it, or less than the security was worth at an earlier time.  Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

Manager risk is the risk that the Adviser may use a strategy that does not produce the intended result.  Manager risk also refers to the possibility that the Adviser may fail to execute an investment strategy effectively and thus fail to achieve its objective.

The following risk is common to mutual funds that invest in equity securities:

Equity risk is the risk that the value of a security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability.  Unlike debt securities, which have preference to a company’s earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations.  For example, holders of debt securities have priority over holders of equity securities to a company’s assets in the event of bankruptcy.

The following risks are common to mutual funds that invest in real estate securities:

Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other factors associated with real estate.  While no Fund will invest directly in real estate, it may be subject to the risks associated with direct ownership.  Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.

Regulatory risk is the risk that certain REITs may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

The following risks are common to mutual funds that invest in foreign securities:

Foreign issuer risk is the risk that foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers.  In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S.  Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.

Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.  Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

The following risks are common to mutual funds that invest in the securities of issuers located in emerging market countries (International and Global Funds):

Currency depreciation.  The assets of each of the International and Global Funds may be invested in securities that are denominated in currencies other than the U.S. dollar, and any income or capital gains received by these Funds from those investments or their sale will be received in those currencies.  Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar.  Some emerging market country currencies may continue to fall in value against the U.S. dollar.

Country risk.  The value of the International and Global Funds’ assets may be affected by uncertainties within each individual emerging market country in which it invests, such as changes in government policies, industry nationalization, taxation, currency repatriation restrictions and other developments in the law or regulations of these countries and, in particular, by changes in legislation relating to the level of foreign ownership in companies.

Stock market practices.  Many stock markets in emerging market countries are undergoing a period of rapid growth and are less regulated than many of the developed country stock markets.  In addition, market practices relating to settlement of securities transactions and custody of assets in emerging market countries can pose increased risk to the International and Global Funds and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund’s NAV).  Emerging market country stock markets, in general, are less liquid than those of developed countries.  Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Information quality.  Accounting, auditing and financing reporting standards, practices and disclosure requirements applicable to some companies in emerging market countries may differ from those applicable in developed countries in that less information is available to investors and such information may be out of date or carry a lower level of assurance.

The following risks are common to mutual funds that invest in fixed income securities:

Interest rate risk.  The value of a fixed income security typically changes in the opposite direction from a change in interest rates.  When interest rates go up, the value of a fixed-rate security typically goes down.  When interest rates go down, the value of these securities typically goes up.  Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by a Fund.  Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate.  Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

The following risk is common to mutual funds that invest in CMOs:

Prepayment risk is the risk that a mortgage-related security’s maturity will be shortened by unscheduled prepayments on the underlying mortgages.  Prepayments may result in a gain or loss to a Fund and may reduce the return on the Fund’s investments.

Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Portfolio Management and Fund Operations

Advisory Services
The Trust, on behalf of each Fund, has entered into an investment advisory agreement with E.I.I. Realty Securities, Inc., 717 Fifth Avenue, New York, New York 10022.  E.I.I. provides each Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund’s portfolio, at all times subject to the policies set forth by the Trust’s Board of Trustees (the “Board”).  E.I.I. identifies and analyzes possible investments for each Fund, determines the amount and timing of such investments, and determines the forms of investments.  E.I.I. also monitors and reviews each Fund’s portfolio.

Under the Global Fund’s investment advisory agreement with E.I.I., the Fund will incur a monthly advisory fee payable to the Adviser calculated at an annual rate of 0.75% of the Fund’s average daily net assets, before waivers, if any.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement with E.I.I. with respect to the Fund will be available in the Fund’s shareholder report for the six months ended December 30, 2008.

During the fiscal year ended June 30, 2008, the International Fund, the Global Fund and the Domestic Fund paid monthly advisory fees to the Adviser, after waivers, calculated at an annual rate of 0..74%, 0.70% and 0.32%, respectively, of the relevant Fund’s average daily net assets.  A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements with E.I.I. for these Funds is available in the Funds’ shareholder report for the fiscal year ended June 30, 2008.

E.I.I. was formed in 1993 and is registered with the SEC as an investment adviser.  It provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors.  E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services.  E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Administrative Services
E.I.I. also serves as each Fund’s administrator.  E.I.I. supervises the administration of all aspects of each Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively.  For these services and facilities, for Institutional Shares, E.I.I. receives with respect to each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Fund.

Portfolio Managers

Global Fund — James E. Rehlaender and Alfred C. Otero have been primarily responsible for the day-to-day management of the Global Fund’s portfolio since its inception in February 2007, and Peter Nieuwland has served as Assistant Portfolio Manager of the Fund since the Fund’s inception.

International Fund — James E. Rehlaender has primarily responsible for the day-to-day management of the International Fund’s portfolio since the Fund’s inception in July 2004.  Peter Nieuwland has served as the Senior Analyst and Assistant Portfolio Manager of the Fund since the Fund’s inception.

Domestic Fund — Alfred C. Otero has been primarily responsible for the day-to-day management of the Domestic Fund’s portfolio since July 2004.  James E. Rehlaender has served as the Fund’s Assistant Portfolio Manager since February 2007.

ALFRED C. OTERO has been a Managing Director of E.I.I. since 2002.  Mr. Otero has been a member of the firm’s global real estate investment team and is primarily responsible for the firms U.S. real estate investment activities, as well as co manager of E.I.I.’s global real estate activities.  He has been with E.I.I. for more than 10 years and has lead the firm’s U.S. REIT efforts since July 2004.  Prior to joining the firm, Mr. Otero managed real estate investments and initiatives for Mutual of America Capital Management Corp.  Mr. Otero earned a BBA in Finance in 1989 and an MBA in 1992 from the University of Notre Dame.

JAMES E. REHLAENDER has been a Managing Director of E.I.I. since 2000.  He is a member of the firm’s global real estate investment team and he is responsible for the firm’s international real estate investment activities, as well as co manager of E.I.I.’s global real estate activities, and Assistant Portfolio Manager of the E.I.I. Realty Securities Fund.  Prior to joining E.I.I., Mr. Rehlaender, in association with one of the largest German insurance companies, developed and founded Global Property Advisors in 1996.  In 2000, Global Property Advisors merged with E.I.I.  From 1983 to 1996, Mr. Rehlaender developed and marketed REIT investments for La Salle Partners and was intimately involved in many complex real estate project financings, workouts and investment advisory assignments.  He has a BA from the College of William and Mary and an MBA from Northwestern University.

PETER NIEUWLAND, CFA, has been a Vice President of E.I.I. since 2001.  He serves as the Senior Analyst and Assistant Portfolio Manager for the firm’s global real estate securities strategy.  From 1996 to 2001, Mr. Nieuwland was an analyst and portfolio manager for ABP Investments in Amsterdam.  Mr. Nieuwland’s responsibilities included analyzing public and private U.S. and European real estate companies, disposing of direct real estate holdings, and analyzing private placements in public real estate companies.  He earned an MBA equivalent from the University of Maastricht and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of each Fund’s shares.

Global Fund — Performance of a Comparably-Managed Offshore Account
The following chart shows the historical performance of an offshore separate account that has substantially the same investment objective as the Global Fund.  E.I.I. manages domestic accounts and European Investors Incorporated manages offshore accounts using the same personnel and philosophy.  The data, calculated on an average annual total return basis, are provided to illustrate E.I.I.’s past performance in managing accounts in accordance with the same investment objective, policies, and strategies as those of the Fund.

This account is a separate and distinct portfolio and its performance is not indicative of past or future performance of the Global Fund.

	For the periods ended December 31, 2007
Annualized Summary	1 Year	3 Years	Since Inception**
E.I.I. Global Property Offshore Separate Account* - Before taxes	-7.30%	22.75%	27.27%
FTSE EPRA/NAREIT Global Index	-6.96%	15.17%	24.13%
____________
* The method used to calculate the separate account’s performance differs from the method prescribed by the SEC for calculating the Global Fund’s performance.  This account was not subject to the restrictions and diversification requirements of the Investment Company Act of 1940, as amended, or the restrictions and diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.  However, this account historically has been run in a manner that would have been in compliance with these restrictions and requirements but for the fact that income was predominantly reinvested rather than distributed as required by Subchapter M.  If the account had been subject to these restrictions and requirements, the returns might have been adversely affected.  Performance is shown net of a 1.00% management fee, as well as all brokerage and trading expenses.

** The inception date of the Global Property Offshore Separate Account is June 1, 2003.

Securities in Which the Funds Invest

Real Estate Investment Trusts

REITs are companies that own interests in real estate or in real estate-related loans and other interests, with revenues primarily consisting of rent derived from owned, income-producing real estate properties, and the potential capital gains from the sale of such properties.  A REIT in the U.S. is generally not taxed on income distributed to its shareholders as long as it meets certain tax related requirements, such as a requirement that it distributes all of its taxable income to its shareholders..  REITs can be characterized as equity REITs, mortgage REITs, and hybrid REITs. Each Fund will invest predominantly in equity REITs.  Each Fund may also invest in mortgage and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Foreign (Non-U.S.) Real Estate Securities

Each Fund invests in non-U.S. real estate companies, including REITs and REIT-like entities.  Some countries may have a REIT structure very similar to that which existing in the United States today, while other countries have REIT-like structures that differ from the U.S. in terms of tax requirements or benefits, or scope of qualifying business activities.  In addition, there are some countries that have yet to adopt a REIT structure in any form.  The Fund may invest in any REIT or REIT-like entities that it deems acceptable under the terms and descriptions set forth in this prospectus.

Investing In The Funds

Share Price
Shares are purchased and redeemed at a Fund’s daily share price, called its “net asset value” or “NAV.”  The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.  Each Fund’s NAV is calculated each business day as of the close of the New York Stock Exchange (the “NYSE”) (normally at 4:00 p.m. Eastern time).  Shares are purchased at the next share price calculated after your investment instructions are received and accepted.  A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Fund to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which a Fund does not price its shares.  In this case, the Fund’s NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities
Each Fund’s NAV is calculated by adding up the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.  Each Fund’s assets are valued primarily on the basis of readily available market quotations.  When these quotations are not readily available, however, a Fund may price its investments at fair value according to procedures approved by the Board.  A security’s market quotation may not be considered “readily available” in situations in which: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security’s sales have been infrequent or a “non- active” market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions.  In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which a Fund’s NAV is calculated.  Significant events may relate to a single issuer or to an entire market sector.  In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

The Board has delegated the fair valuation of each Fund’s portfolio securities to a Pricing Committee, comprised of the Adviser’s personnel.

Fair value represents a good faith approximation of the value of a security.  A security’s valuation may differ depending on the method used for determining value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.  As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing With E.I.I.
The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of a Fund.

The minimum initial investment for Institutional Shares is $1 million.  This minimum may be reduced at E.I.I.’s sole discretion.  Employees and officers of E.I.I. and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment.  There is no minimum for additional investments.

How To Open Your Account
To open an account, complete the appropriate sections of the Purchase Application, carefully following the instructions.  Please be sure to include your name, date of birth, street address, and either your Social Security or Taxpayer Identification number on the Purchase Application.  Additional documentation may be required.  If you have any questions, please contact the Funds directly at (212) 644-0794 or the Transfer Agent at (888) 323-8912.  You may elect to have telephone redemption privileges by completing section #6 of the account application.

Orders through Brokers
The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  Customer orders placed through an authorized broker will be priced at a Fund’s NAV next computed after such orders are received by the broker or the broker’s authorized designee and accepted by the Fund.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification
Each Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements.  A Fund may limit account activity until investor identification information can be verified.  If a Fund is unable to obtain sufficient investor identification information to form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares
Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to “E.I.I. _______________ Fund.”  [Indicate name of Fund.]

All purchases must be made in U.S. dollars and drawn on U.S. banks.  Each Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund.  If your check is returned for any reason, you may be charged for any resulting fees and/or losses.  You may only invest in the Fund shares legally available in your state.  If your account falls below the minimum initial investment as a result of redemptions by you, you may be asked to re-establish the minimum investment.  If you do not do so within 60 days, a Fund may close your account and send you the value of your account.  No Fund accepts third party checks, credit cards, starter checks, money orders, cashier’s checks, bank drafts or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the relevant Fund of the incoming wire transfer.

The wiring instructions are:

PNC Bank, N.A.
Philadelphia, PA
ABA # 0310-0005-3
Credit DDA #86-0195-6004
For credit to E.I.I. __________ Fund [Indicate name of Fund]
Shareholder Name ___________________
Account No. (required)_______________

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee.  Always call your E.I.I. representative at 800-667-0794 BEFORE wiring funds.

You may also send a check to the address listed on the following page.

Retirement Plans
You can use a Fund as part of your retirement portfolio.  Please contact the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares
If a Fund receives your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day.  Shares can be redeemed in one of the following ways:

•
By Telephone.  The easiest way to redeem shares is by calling 888-323-8912.  When you are ready to redeem, call the Funds and specify which of the following options you would like to use to send you your proceeds:

•	Mail a check to the address of record;
•
Wire funds to a domestic financial institution.  If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions.  If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.  No Fund will accept any bank instruction changes via telephone.

•	Mail to a previously designated alternate address.

If you do not wish to have telephone authorization on your account, be sure to check the box in #6 on the account application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller.  If a Fund properly acts on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses.

•
By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares.  Send the relevant Fund a letter of instruction indicating the Fund name, your Fund account number, amount of redemption, and where to send the proceeds.  All account owners must sign.  You can use the same mailing addresses listed for purchases.

A medallion signature guarantee is required for the following redemption requests:
• Your account registration has changed within the last 15 days;
• The check is not being mailed to the address on your account;
• The check is not being made payable to the owner of the account, or
• The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP).  You will earn dividends up to the date your redemption request is processed.

Under certain emergency circumstances, the right of redemption may be suspended or payment of proceeds may be postponed for up to seven days.  In addition, the EII Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.  If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

•	Regular U.S. Mail Address

E.I.I. ____________ Fund [Indicate name of Fund]
c/o   PNC Global Investment Servicing
P.O. Box 9822
Providence, RI 02940

•	Overnight Mail Address

Use the following address ONLY for overnight packages:

E.I.I. ____________ Fund [Indicate name of Fund]
c/o PNC Global Investment Servicing
101 Sabin Street
Pawtucket, RI 02860-1427

If you sell shares of the International or Global Funds after holding them less than 90 days, a 1.5% short-term redemption fee will be deducted from the redemption amount.  For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The fees are paid to the relevant Fund, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The redemption fee will not be imposed on shares of the International or Global Funds purchased through reinvested distributions (dividend and capital gains distributions).  This fee will not be assessed to the participants in employer-sponsored retirement plans that are held at the relevant Fund in an omnibus account (such as 401 (k), 403 (b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account.  The redemption fee will not be assessed on rollovers, transfers, transfers-in-kind or changes of account registration.  The redemption fee will also not be assessed due to the death or disability of a shareholder.

While each of the International and Global Funds will make every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.  Financial intermediaries include omnibus accounts or retirement plans.

Exchanges
You may exchange shares of one Fund for shares of the same class of any Fund.  To exchange your shares, you must give exchange instructions to the Fund you own or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

•	An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

•
When the market is very active, telephone exchanges may be difficult to complete.  You may have to submit exchange requests to the Fund you own or the Transfer Agent in writing, which will cause a delay.

•	If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

Frequent Purchases and Redemptions of Fund Shares (“Market Timing”)
Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day.  Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities.  Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques.  Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.

The Trust neither encourages nor accommodates market timing of a Fund’s shares.  To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention.  The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV, based on developments in the U.S. market occurring after the foreign market close.  With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange.  Fair valuation in this context generally is not expected to be a significant deterrent to market timing.  When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies.  Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing.  The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option.  Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase.  Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries.  If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts.  This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary.  If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only.  Each financial intermediary may have unique capabilities and processes for handling these situations.  The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, each Fund reserves the right in its sole discretion to reject purchase orders.

Dividends, Distributions And Taxes

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on a Fund’s investments.  Each Fund passes its earnings along to investors in the form of dividends.  Dividend distributions are the net dividends or interest earned on investments after expenses.  As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Domestic Fund declares and pays dividends from its net investment income quarterly and each of the International and Global Funds does so annually.  Each Fund pays any net capital gains realized as capital gain distributions at least annually.  Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of a Fund.  If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash.  A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account.  Under normal circumstances, a distribution will be transferred within 7 days of the payment date.  The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application.  If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912.  Additional documentation may be required.  No Fund will accept any changes in wire transfer instructions via telephone.

You should check a Fund’s distribution schedule before you invest.  If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes
•
Each Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders.  In order to do so, the Fund must meet the Code’s diversification requirements.  Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).

•
Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund.  The current maximum long-term capital gain rate is 15%.  Qualified dividends may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, certain corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the U.S.).

•
Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income.  Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains without regard to the length of time you hold the shares of the Fund.

•	Generally, dividends paid to a Fund by a REIT will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund.
•	Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
•
Dividends from interest on certain U.S. government obligations held by a Fund may be exempt from some state and local taxes.  You will receive a statement at the end of each year showing which dividends are exempt.  Each Fund, however, expects dividends of this kind to be minimal.

•	Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
•
Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes.  This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.

•	Tax statements will be mailed from the Funds every January showing the amounts and tax status of distributions made to you.
•	A Fund may be able to pass through to you a credit for foreign income taxes it pays.
•	Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
•	You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information.  You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account.  You will receive a confirmation after any purchase, exchange, or redemption.  Share certificates are not issued.  Twice a year, you will receive the financial reports of the Funds.  By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Additional Information

The SAI dated  November 1, 2008, which contains additional information about the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus.  If you would like to receive additional copies of any materials, please call the Funds at (888) 323- 8912.

Shareholder Communications
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Funds.  In addition, you also will receive updated prospectuses or supplements to this Prospectus.  The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully.  No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.  Shareholders also receive quarterly performance updates and reviews.

Privacy Policy
In the course of your business dealings with E.I.I., you will be required to share certain personal information with E.I.I.  E.I.I is committed to maintaining the privacy of this information and recognizes the importance of preventing unauthorized access to it.  You may provide personal information, such as your address or Social Security number, on our account application forms.  You may also provide this information to E.I.I. through written, electronic or telephone inquiries.  E.I.I. does not sell personal information about current and former customers to anyone and E.I.I. will not access your information unless it is necessary to process a transaction, service your account or as otherwise required or permitted by law.  E.I.I. is are required to disclose this information to companies that perform an administrative function on behalf of the Funds, such as PNC Global Investment Servicing, which acts as the Funds’ Sub-Administrator and Transfer Agent.  These organizations will use this information only for the purpose of providing required services or as otherwise may be required by law.  E.I.I maintains physical, electronic and procedural safeguards to protect its clients’ personal information.  Information of this nature is restricted only to employees that require access to it for the purpose of servicing your account and relationship with E.I.I.

Other Information About The Funds

Series and Classes of the Trust
Each Fund is a series of the Trust, a Delaware statutory trust that was formed on December 22, 1997.  Each Fund’s business affairs are managed under the general supervision of the Board.  The SAI contains the name and general business experience of each Trustee.

While each Fund may offer three classes of shares, currently, only the Institutional Class is offered; the Adviser and Investor Classes of each Fund’s shares have not yet commenced operations.

The Board may establish additional series or classes of the Trust without the approval of the current Funds’ shareholders.

Code Of Ethics
E.I.I. and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform.  Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities.  Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Turnover
The Domestic Fund anticipates that its portfolio turnover rate for any one year will not exceed 60%, and each of the International and Global Funds anticipates that its portfolio turnover rate for any one year will not exceed 75%, which (in each case) is lower than the turnover rate for many comparable real estate securities funds.  A Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate.  A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

Investment Performance
The performance of the Funds may be advertised by comparing it to other mutual funds with similar objectives and policies.  Performance information also may appear in various publications.  Performance information is contained in the Annual and Semi-Annual reports.  You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling toll-free 800-667-0794.

Other Securities and Investment Practices

The following are some of the types of securities the Funds may purchase under normal market conditions.  The majority of each Fund’s portfolio is made up of equity securities.

Temporary Defensive Investments — For cash-management or temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments.  This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.  For more information and a more complete description, see the SAI.

Asset-Backed Securities — a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities — including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities — including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferred stock.

Money Market Instruments — Each Fund may invest in the following types of money market instruments:

•
U.S. Government Securities.  Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.  There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.

•
Bank Obligations.  Certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

•	Commercial Paper. Short-term, unsecured promissory notes issued to short- term credit needs.

Mortgage-Related Securities — securities backed by a mortgage or a pool of mortgages.  These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

•	Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

•
Residential Mortgage-Related Securities.  Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

•	Collateral Mortgage Obligations and Multi-Class Pass-Through Securities. Multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans.

Zero Coupon Securities — securities purchased at a discount from face value.  The face value of the security is received at its maturity, with no periodic interest payments before maturity.  These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities — securities that are not readily marketable.  No Fund will invest more than 10% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

Restricted Securities — unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” each Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies — securities issued by other investment companies.  Under the 1940 Act, each Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.  The Fund will invest in another investment company only if it has an investment objective that is similar to that of the Fund.

These instruments and investment practices and certain related risks are described more specifically under “Portfolio Securities and Investment Practices” in the SAI.

Financial Highlights

Global Fund

This financial highlights table is intended to help you understand the Global Fund’s financial performance for the period February 1, 2007 (commencement of operations) to June 30, 2007, and the fiscal year ended June 30, 2008. Certain information reflects financial results for a single Institutional share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP.  A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30, 2008	Year Ended June 30, 2007(1)
Net Asset Value, Beginning of Year	$19.22	$20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.18	0.09
Net Gain on Securities (Realized and Unrealized)	(5.22)	(0.87)
Total from Investment Operations	(5.04)	(0.78)

LESS DISTRIBUTIONS
Net Investment Income	(0.16)	_
Net Capital Gains	(0.01)	_
Total Distributions	(0.17)	_

Net Asset Value, End of Year	$14.01	$19.22

TOTAL RETURN	(26.34)%	(3.90)%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$144,968	$71,244

Ratio of Expenses to Average Net Assets	1.00%	1.00%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumptions of Expenses)	1.05%	1.57%*
Ratio of Net Investment Income to Average Net Assets	1.60%	1.74%*
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers and Assumptions of Expenses)	1.55%	1.17%*
Portfolio Turnover Rate	18%	8%**

(1)  Fund commenced operations on February 1, 2007.
*     Not Annualized.
**  Total return and portfolio turnover rate are not annualized for periods of less than one year.

International Fund

This financial highlights table is intended to help you understand the International Fund’s financial performance for the period July 1, 2004 (commencement of operations) to June 30, 2005, and June 30, 2008. Certain information reflects financial results for a single Institutional share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP.  A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Period Ended June 30, 2005 [1]
Net Asset Value, Beginning of Year	24.41	$17.65	$12.88	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.29	0.26 [2]	0.22 [2]	0.09
Net Gain on Securities (Realized and Unrealized)	(7.35)	7.21	4.78	2.88
Total from Investment Operations	(7.06)	7.47	5.00	2.97

LESS DISTRIBUTIONS
Net Investment Income	(0.21)	(0.39)	(0.09)	(0.04)
Net Capital Gains	(0.35)	(0.32)	(0.14)	(0.05)
Total Distributions	(0.56)	(0.71)	(0.23)	(0.09)

Net Asset Value, End of Year	16.79	$24.41	$17.65	$12.88

TOTAL RETURN	(29.39)%	42.61%	39.14%	29.68%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$704,872	$567,638	$156,032	$47,925

Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumptions of Expenses)	1.01%	1.12%	1.23%	1.65%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.12%	1.39%	1.59%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers and Assumptions of Expenses)	1.55%	1.00%	1.16%	0.94%
Portfolio Turnover Rate	11%	20%	14%	27%

E.I.I. Domestic Fund

This financial highlights table is intended to help you understand the Domestic Fund’s financial performance for the last five fiscal years ended June 30.  Certain information reflects financial results for a single Institutional share of the Fund.  The total

1           The Fund commenced operations on July 1, 2004.
2           Per share numbers have been calculated using the average share method.

returns in the table represent the rate that an investor would have earned  (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP.  A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004
Net Asset Value, Beginning of Year	6.24	$10.85	$13.68	$12.59	$10.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.10	0.13	0.17	0.40	0.56
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.70)	1.37	2.02	3.92	2.04
Total from Investment Operation	(0.60)	1.50	2.19	4.32	2.60

LESS DISTRIBUTIONS
Net Investment Income	(0.09)	(0.12)	(0.24)	(0.25)	(0.26)
Net Capital Gains	(1.51)	(5.99)	(4.78)	(2.98)	(0.05)
Total Distributions	(1.60)	(6.11)	(5.02)	(3.23)	(0.31)

Net Asset Value, End of Year	$4.04	$6.24	$10.85	$13.68	$12.59

TOTAL RETURN	(10.82)%	9.58%	20.54%	36.15%	25.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$26,889	$28,146	$38,878	$68,697	$96,305

Ratio of Expenses to Average Net Assets	0.84%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumptions of Expenses)	1.27%	1.26%	1.24%	1.20%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.16%	1.37%	2.06%	3.76%
Ratio of Net Investment Income to Average Net Assets (Excluding Waivers and Assumptions of Expenses)	1.41%	0.90%	1.13%	1.86%	3.63%
Portfolio Turnover Rate	132%	76%	44%	43%	86%

Officers and Trustees	Transfer Agent
Richard J. Adler, Chief Executive Officer and President	*PNC.Global Investment Servicing
760 Moore Road
Lynn P. Marinaccio, Secretary	King of Prussia, Pennsylvania 19406
Michael J. Meagher, Treasurer and Chief Compliance Officer
Warren K. Greene, Independent Chairman and Trustee	Custodian PFPC Trust Company
Joseph Gyourko, Independent Trustee	8800 Tinicum Boulevard
Christian A. Lange, Trustee	Philadelphia, Pennsylvania 19153
Juan M. Meyer, Independent Trustee

Investment Adviser and Administrator E.I.I. Realty Securities, Inc. 717 Fifth Avenue, 10th Floor	Independent Registered Public Accounting Firm Ernst & Young LLP
New York, New York 10022	5 Times Square
(212) 644-0794	New York, New York 10036

Sub-Administrator	Legal Counsel
PNC Global Investment Servicing	Kramer Levin Naftalis & Frankel LLP
4400 Computer Drive	1177 Avenue of the Americas
Westborough, Massachusetts 01581	New York, New York 10036

Distributor
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

Statement of Additional Information.  The SAI provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports.  The Annual and Semi-Annual Reports to shareholders contain additional information about the Funds’ investments.  The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To Review or Obtain This Information.  The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Funds toll-free at (888) 323-8912 or by calling or writing a broker-dealer or other financial intermediary that sells the Funds.  This information and other information about the Funds are available on the EDGAR database on SEC’s Internet site at http://www.sec.gov.  In addition, this information may be reviewed and copied at the SEC’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

*Please do not use this address to submit transaction requests.  Please refer to pages 23-24 of this prospectus for this purpose

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888-323-8912

Investment Company Act No. 811-08649